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                                                                   EXHIBIT 10.17

                       FIDELITY NATIONAL TITLE GROUP, INC.
                           2005 OMNIBUS INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

        You (the "Optionee") have been granted the following option to purchase Class A Common Stock of Fidelity National Title Group, Inc. (the "Company"), par value $0.0001 per share ("Share"), pursuant to the Fidelity National Title Group, Inc. 2005 Omnibus Incentive Plan (the "FNT Plan") according to the attached Personnel Grant Sheet ("PGS") incorporated herein by reference:

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Name of Optionee:

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Total Number of Shares Subject to Option:      As shown on attached PGS Sheet

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Type of Option:                                Nonqualified

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Exercise Price Per Share:                      As shown on attached PGS Sheet

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Effective Date of Grant:                       As shown on attached PGS Sheet

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

By your signature below, you and the Company agree and acknowledge that this option is granted under and governed by the terms and conditions of the FNT Plan and the Stock Option Agreement, which are incorporated herein by reference, and that you have been provided a copy of the FNT Plan and the Stock Option Agreement. In the event of any conflict between the terms of the plan under which your option was originally granted and the FNT Plan, the provisions of the FNT Plan shall govern.

OPTIONEE:



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